Acquisitions and Dispositions of Real Estate Property	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions and Dispositions of Real Estate Property
Acquisitions and Dispositions of Real Estate Property
Acquisitions
On September 1, 2015, we completed the acquisition of eight properties (seven SNFs and one campus with both skilled nursing and assisted living facilities) and simultaneously entered into a long-term master lease with SCC to operate the acquired portfolio. We purchased the assets for approximately $190 million in cash and made a $20 million five-year, fully amortizing loan to SCC, resulting in a total transaction value of approximately $210 million. We funded this transaction through cash on hand and borrowings under our unsecured revolving credit facility and term loans (see “Note 8—Borrowing Arrangements”).
On August 14, 2015, we completed the acquisition of a specialty healthcare and seniors housing valuation firm in exchange for the issuance of 339,602 shares of our common stock. This specialty valuation firm subsidiary represents our TRS. If the value of the common stock issued to the sellers based on the volume-weighted average price (“VWAP”) of the common stock over the 30 days immediately prior to the six-month anniversary of the closing of the acquisition is less than approximately $11.5 million, we have agreed to issue additional shares of common stock to the sellers such that the total value of all shares issued to the sellers, based on that VWAP, is equal to approximately $11.5 million, except that the number of additional shares issued after the closing of the acquisition shall not exceed the number of shares issued at the closing.
In January 2015, Ventas completed the acquisition of American Realty Capital Healthcare Trust, Inc. (“HCT”) in a stock and cash transaction, which included 14 SNFs, two specialty hospitals and four seniors housing properties that were transferred to us in connection with the separation. Also in January 2015, Ventas completed the acquisition of 12 SNFs for an aggregate purchase price of $234.9 million, all of which were transferred to us in connection with the separation.
Estimated Fair Value
We are accounting for our 2015 acquisitions under the acquisition method in accordance with ASC 805. Our initial accounting for acquisitions completed during the nine months ended September 30, 2015 remains subject to further adjustment. The following table summarizes the acquisition date fair values of the assets acquired and liabilities assumed, which we determined using level two and level three inputs (in thousands):

Land and improvements	$38,119
Buildings and improvements	515,702
Acquired lease intangibles	14,299
Goodwill (1)	56,408
Other assets	8,027
Total assets acquired	632,555
Tenant deposits	8,801
Lease intangible liabilities	3,729
Accounts payable and other liabilities	1,468
Total liabilities assumed	13,998
Net assets acquired	$618,557

(1)	As it relates to the HCT acquisition, goodwill was allocated to us on a relative fair value basis from total goodwill recognized by Ventas.

As it relates to the HCT acquisition, the estimated fair values of the assets acquired and liabilities assumed has changed and is subject to further adjustment from the amounts reported in ‘‘Note 4—Acquisitions of Real Estate Property’’ of the Notes to Combined Consolidated Financial Statements included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, filed with the SEC on September 9, 2015. Such changes are due primarily to reclassification adjustments for presentation and adjustments to our preliminary valuation assumptions that are based on more accurate information concerning the subject assets and liabilities.
Transaction Costs
As of September 30, 2015, we had incurred a cumulative total of $6.1 million of acquisition-related costs related to the acquisitions completed during the nine months ended September 30, 2015. All of these costs were expensed as incurred and included in merger-related expenses and deal costs in our combined consolidated statements of income for the applicable periods. For the nine months ended September 30, 2015 and 2014, we expensed $4.7 million and $0.8 million, respectively, of these acquisition-related costs related to the acquisitions completed during the nine months ended September 30, 2015. Transaction costs incurred by Ventas relating to the HCT acquisition were allocated to us based on relative property net operating income (“NOI”).
Aggregate Revenue and NOI
For the nine months ended September 30, 2015, aggregate revenues and NOI derived from our 2015 real estate acquisitions during our period of ownership were both $22.3 million. In May 2015, we amended certain terms of a master lease agreement, including contractual rents, with the operator of eleven acquired properties.
Unaudited Pro Forma
The following table illustrates the effect on revenues and net income attributable to CCP as if we had consummated the acquisitions completed during the nine months ended September 30, 2015 as of January 1, 2014.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2015	2014	2015	2014
	(In thousands)
Revenues	$86,198	$86,498	$257,683	$264,835
Net income attributable to CCP	37,736	38,834	108,257	138,603

Acquisition-related costs related to our completed 2015 acquisitions are not expected to have a continuing impact and, therefore, have been excluded from these pro forma results. The pro forma results also do not include the impact of any synergies that may be achieved in the acquisitions, any reduction in our borrowing costs resulting from the acquisitions or any strategies that management may consider in order to continue to efficiently manage our operations, nor do they give pro forma effect to any other acquisitions or dispositions that we completed during the periods presented. These pro forma results are not necessarily indicative of the operating results that would have been obtained had the acquisitions occurred at the beginning of the periods presented, nor are they necessarily indicative of future operating results.
Summary Specialty Valuation Firm Statement of Income
Below is a summary of the statement of income for the specialty valuation firm we acquired in August 2015 for the period from acquisition through September 30, 2015 (in thousands):

Revenues:
Real estate services fee income	$763
Total revenues	763
Expenses:
Depreciation and amortization	94
General, administrative and professional fees	704
Total expenses	798
Loss before income taxes	(35)
Income tax benefit	42
Net income	$7

Dispositions
In August 2015, we sold one SNF for proceeds of $1.5 million and recognized a gain on the sale of $0.9 million. In June 2015, we sold one SNF at its carrying value, resulting in neither a gain nor a loss. During 2014, we sold one SNF for proceeds of $0.9 million.

Note 4—Acquisitions and Dispositions of Real Estate Property

        During 2012, we acquired two SNFs for an aggregate purchase price of $27.8 million.

        We acquired equipment of $13.2 million and $11.8 million during the years ended December 31, 2014 and 2013, respectively, from our former operator in connection the transition of certain properties to new operators.

        We paid $17.2 million, $10.2 million, and $1.6 million for various capital expenditure projects during the years ended December 31, 2014, 2013 and 2012, respectively.

        In January 2015, Ventas completed its acquisition of American Realty Capital Healthcare Trust, Inc., including 14 SNFs and four specialty hospitals that are being transferred to SpinCo, in a stock and cash transaction. Also in January 2015, Ventas completed the acquisition of 12 SNFs for an aggregate purchase price of $234.9 million, all of which will be transferred to SpinCo.

        In 2013, we sold three SNFs and four seniors housing communities for aggregate consideration of $10.4 million, including a lease termination fee of $0.3 million. In 2014, we sold one SNF for total consideration of $1.0 million. We recognized a loss on sale of approximately $0.1 million for costs paid at closing.

        The table below summarizes our real estate assets classified as held for sale as of December 31, 2014 and 2013, including the amounts reported within other assets and accounts payable and other liabilities on our combined consolidated balance sheets.

	December 31, 2014			December 31, 2013
	Number of Properties Held for Sale	Other Assets	Accounts Payable and Other Liabilities	Number of Properties Held for Sale	Other Assets	Accounts Payable and Other Liabilities
	(Dollars in thousands)
SNFs	4	$5,229	$1,045	1	$631	$—